USANA Health Sciences Provides Preliminary Fiscal Year 2025 Net Sales and Issues Initial Fiscal Year 2026 Net Sales Outlook

SALT LAKE CITY, January 12, 2026 (BUSINESS WIRE)—USANA Health Sciences, Inc. (NYSE: USNA) today announced preliminary fiscal year 2025 net sales and initial net sales guidance for fiscal year 2026 ahead of its presentation at the 28th Annual ICR Conference. At the conference, Doug Hekking, CFO, and Walter Noot, COO, will discuss USANA’s strategy, including the Company’s initial fiscal year 2026 sales outlook.

Preliminary Fiscal year 2025 Sales Results
The Company currently anticipates fiscal year 2025 consolidated net sales of approximately $925 million, ahead of its most recently issued guidance of approximately $920 million.

Initial Fiscal Year 2026 Sales Outlook
The Company is issuing its initial net sales outlook for fiscal year 2026 in the range of $925 million to $1.0 billion.

The Company’s initial fiscal 2026 net sales outlook reflects:
•Net sales from USANA, our core nutritional business, of $720 to $765 million (compared to preliminary net sales for fiscal 2025 of approximately $777 million);
•Net sales from Hiya of $140 to $155 million (compared to preliminary net sales for fiscal 2025 of approximately $132 million);
•Net sales from Rise Wellness of $65 to $80 million (compared to preliminary net sales for fiscal 2025 of approximately $16 million); and
•Fiscal 2026 is a 52-week year, one week less of net sales compared to fiscal 2025 (impacts the core nutritional business).

Rise Wellness (comprising two brands – Rise Bar and Protein Pop) experienced meaningful year-over-year net sales growth in 2025 and expects accelerated growth during fiscal 2026.

Consequently, operating margins in this business are expected to be at breakeven in fiscal 2026 as it invests in strategic activities to drive future growth.

Additionally, the Company is making meaningful investments at both Rise Wellness and Hiya in inventory, capital expenditures and other working capital needs to support the early growth stages of these businesses.

Participation at the 28th Annual ICR Conference:
The Company will be participating in the 28th Annual ICR Conference in Orlando, FL on January 12-13, 2026. Doug Hekking, CFO, and Walter Noot, COO, are scheduled to present at 3:30PM ET on January 12, 2026. A live audio webcast of the presentation will be available on USANA’s website at https://ir.usana.com and a replay will be available on the same day.

Fourth Quarter and Fiscal Year 2025 Earnings Release and Conference Call
The Company’s preliminary financial results, initial fiscal 2026 sales outlook and views on market trends observed in the fourth quarter of 2025 are based on information available as of the date of this release. The estimates provided in this release are preliminary and will be updated during our fourth quarter and fiscal year 2025 earnings release, scheduled after the close of market on Tuesday, February 17, 2026. Shortly following the issuance of the Company’s earnings release, the Company will post its Management Commentary document on the Company’s website (https://ir.usana.com) under the News/Events section of the site. USANA will hold a conference call to discuss this announcement with analysts and institutional investors the following morning, Wednesday, February 18, 2026 at 11:00 AM ET. The call will be broadcast over the Internet and can be accessed at http://ir.usana.com.

Safe Harbor
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. These forward-looking statements are based on current plans, expectations, estimates, forecasts, and projections as well as the beliefs and assumptions of management. Words such as “expect,” “enhance,” “drive,” “anticipate,” “intend,” “improve,” “promote,” “should,” “believe,” “continue,” “plan,” “goal,” “opportunity,” “estimate,” “predict,” “may,” “will,” “could,” and “would,” and variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Such forward-looking statements include, but are not limited to, statements regarding Hiya’s and Rise Wellness’s growth in 2026 and continued growth in the future; statements about the Company’s long-term growth; and the statements under the sub-heading “Fiscal Year 2026 Outlook.” Our actual results could differ materially from those projected in these forward-looking statements, which involve a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control, including: risks relating to global economic conditions generally, including continued inflationary pressure around the world and negative impact on our operating costs, consumer demand and consumer behavior in general; the ability of Hiya and Rise Wellness to drive brand awareness, customer acquisition and sales channel expansion; the reliance of our direct selling business upon our network of independent Brand Partners; risk that our Brand Partner compensation plan, or changes that we make to the compensation plan, will not produce desired results, benefit our business or, in some cases, could harm our business; risk associated with our launch of new products or reformulated existing products; risks related to governmental regulation of our products, manufacturing and direct selling business model in the United States, China and other key markets; potential negative effects of deteriorating foreign and/or trade relations between or among the United States, China and other key markets, including potential adverse impact from tariffs, trade policies or other international disputes by and among the United States, China, or other markets that are important to the Company; potential negative effects from geopolitical relations and conflicts around the world, including the Russia-Ukraine conflict and the conflict in Israel; compliance with data privacy and security laws and regulations in our markets around the world; potential negative effects of material breaches of our information technology systems to the extent we experience a material breach; material failures of our information technology systems; adverse publicity risks globally; risks associated with early stage operations in India and future international expansion and operations; uncertainty relating to the fluctuation in U.S. and other international currencies; the potential for a resurgence of COVID-19, or another pandemic, in any of our markets in the future and any related impact on consumer health, domestic and world economies, including any negative impact on discretionary spending, consumer demand, and consumer behavior in general; the diversion of the attention of the management teams of USANA, Hiya and Rise Wellness from ongoing business operations; the ability of to retain key personnel of USANA, Hiya, and Rise Wellness; the ability to realize the benefits of the Hiya acquisition, including efficiencies and cost synergies; the ability to successfully integrate Hiya’s business with USANA’s business, at all or in a timely manner; and the amount of the costs, fees, expenses and charges related to the acquisition. The contents of this release should be considered in conjunction with the risk factors, warnings, and cautionary statements that are contained in our most recent filings with the Securities and Exchange Commission. The forward-looking statements in this press release set forth our beliefs as of the date hereof. We do not undertake any obligation to update any forward-looking statement after the date hereof or to conform such statements to actual results or changes in the Company’s expectations, except as required by law.

About USANA
USANA develops and manufactures high-quality nutritional supplements, functional foods and personal care products that are sold directly to Brand Partners and Preferred Customers throughout the United States, Canada, Australia, New Zealand, Hong Kong, China, Japan, Taiwan, South Korea, Singapore, Mexico, Malaysia, the Philippines, the Netherlands, the United Kingdom, Thailand, France, Belgium, Colombia, Indonesia, Germany, Spain, Romania, Italy, and India. More information on USANA can be found at www.usana.com. USANA also owns a 78.8% controlling ownership stake in Hiya Health Products, a children's health and wellness company and a 100% interest in Rise Wellness. Hiya and Rise Wellness offer a variety of clean-label health products. More information on Hiya can be found at www.hiyahealth.com. More information on Rise Wellness can be found on www.risebar.com.

Investor contact: Andrew Masuda
Investor Relations
(801) 954-7201
investor.relations@usanainc.com

Media contact: Sarah Searle
(801) 954-7626
media@usanainc.com